UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2007

TRANSMONTAIGNE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 19, 2007, TransMontaigne Partners L.P. issued a press release announcing that its management is scheduled to participate in the UBS Investment Bank MLP Conference on Thursday, September 20, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The presentation materials will be available on the company’s website at www.transmontaignepartners.com on the Management Presentations page.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On September 18, 2007, TransMontaigne Partners L.P. issued a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)               Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated September 19, 2007.
99.2	TransMontaigne Partners L.P. press release dated September 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: September 19, 2007	By:	/s/ Erik B. Carlson
Erik B. Carlson Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated September 19, 2007.
99.2	TransMontaigne Partners L.P. press release dated September 18, 2007.